Exhibit 10.1

THIRD AMENDMENT
TO
CREDIT AND SECURITY AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT, effective as of December 20, 2019 (this “Amendment”), is entered into by and between RED IRON ACCEPTANCE, LLC, a Delaware limited liability company (“Borrower”), and TCF INVENTORY FINANCE, INC., a Minnesota corporation (“Lender”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as hereinafter defined).
RECITALS
A.    Borrower and Lender are parties to that certain Credit and Security Agreement, dated as of August 12, 2009, as amended by the First Amendment to Credit and Security Agreement dated as of June 6, 2012 and the Second Amendment to Credit and Security Agreement dated as of November 29, 2016 (as so amended, the “Credit Agreement”).
B.    The parties hereto have agreed to amend the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.Amendments.
(a)    Extension of Revolving Loan Maturity Date. The first sentence of Section 2.01(a) of the Credit Agreement is amended and restated to extend the Revolving Loan Maturity Date by two years (to end on October 31, 2026) as follows:
“Subject to the terms and conditions of this Agreement, Lender agrees to advance to Borrower from time to time during the period beginning on the Closing Date and ending on October 31, 2026, or such earlier date on which the LLC Term shall end (such date or such earlier date, if applicable, the “Revolving Loan Maturity Date”), such loans as Borrower may request under this Section 2.01 (individually, a “Revolving Loan”); provided, however, that the aggregate principal amount of all Revolving Loans outstanding at any time shall not exceed the Commitment at such time.”
(b)    Increase in Commitment. The reference to “$550,000,000” in Section 2.02(a) of the Credit Agreement is replaced with “$625,000,000.”

(c)    Increase in Revolving Loan Note. The first two sentences of Section 2.05(a) of the Credit Agreement are amended and restated to reflect the issuance of a new Revolving Loan Note in the amount of the increased Commitment, as follows:
“The obligation of Borrower to repay the Revolving Loans and to pay interest thereon at the rate provided herein shall be evidenced by a promissory note in the form agreed to by Lender (the “Revolving Loan Note”), which note shall be (i) in the face principal amount of $625,000,000, (ii) dated as of December 20, 2019, and (iii) otherwise appropriately completed. The Revolving Loan Note shall amend, restate, and replace in its entirety the original promissory note dated November 29, 2016 executed by the Borrower and payable to the order of the Lender in the face principal amount of $550,000,000 and is not intended to constitute a novation of the Borrower’s obligations thereunder.”
(d)    Definition of Lender. The definition of “Lender” in Schedule 1.01 to the Credit Agreement is amended and restated to correct the cross-reference to the preamble as follows:
“Lender” shall have the meaning given to that term in the preamble of this Agreement.”
(e)    Definition of LIBOR. The definition of “LIBOR” in Schedule 1.01 to the Credit Agreement is amended and restated as follows:
“LIBOR” shall mean the most recent 15 Business Day moving average of one-month interbank offered rates for dollar deposits in the London market, as reported to Lender by “The Bloomberg Financial Markets, Commodities and News,” a publicly available financial reporting service (“Bloomberg”). If Bloomberg no longer publishes such rates, Lender may, in its discretion, choose a similar successor publicly available financial reporting service. If Lender determines (which determination shall be conclusive absent manifest error) that (A) adequate and reasonable means do not exist for ascertaining LIBOR, including, without limitation, because such rate is no longer published by Bloomberg or by any such successor, and such circumstances are unlikely to be temporary; or (B) that such rate is no longer an active base rate measure, then, reasonably promptly after such determination by Lender, Lender and Borrower will work together in good faith to amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar credit facilities for such alternative benchmarks, together with any changes to this Agreement advisable or appropriate to conform to such alternate benchmark rate. The substitute index determined as provided herein shall constitute “LIBOR” for all purposes under this Agreement. In addition, if LIBOR as determined without regard to this sentence would be less than

0%, LIBOR shall be 0%. LIBOR for any month will be based on the reported one-month LIBOR rate for the most recent 15 Business Days preceding the 25th day of the immediately preceding month.”
(f)    Updated Notice Address. The notice address for each of Red Iron and for Fox Rothschild LLP in Section 8.01 of the Credit Agreement are amended and restated as follows:
Red Iron Acceptance, LLC
8111 Lyndale Avenue South
Bloomington, MN 55420
Attention: General Manager

Fox Rothschild LLP
Campbell Mithun Tower- Suite 2000
222 South Ninth Street
Minneapolis, MN 55402
Attention: Christopher M. Scotti

2.    Amended and Restated Revolving Loan Note. Borrower will enter into a Second Amended and Restated Revolving Loan Note, dated as of the date of this Amendment (the “Second Amended and Restated Revolving Loan Note”). All references in any document or instrument to the Revolving Loan Note (other than the reference in Section 3.01(b) of the Credit Agreement, which will continue to refer to the promissory note issued on August 12, 2009) are hereby amended to refer to the Second Amended and Restated Revolving Loan Note. Lender shall return to Borrower the original promissory note made by Borrower dated November 29, 2016, and the originals of all promissory notes predecessor thereto.
3.    Representations and Warranties. Borrower certifies to Lender that the representations and warranties of Borrower in Section IV of the Credit Agreement are true and correct in all respects as of the date of this Amendment.
4.    Affirmation of Credit Agreement; Further References. The parties hereto each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects, and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement (including references in the Credit Agreement to the terms thereof) are hereby amended to refer to the Credit Agreement as amended through this Amendment.
5.    Entire Agreement. This Amendment, on and after the date hereof, contains all of the understandings and agreements of whatsoever kind and nature existing among the parties hereto with respect to this Amendment, the subject matter hereof, and the rights, interests, understandings, agreements and obligations of the parties hereto pertaining to the subject matter hereof with the effect that this Amendment shall control with respect to the specific subjects hereof.

6.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.
RED IRON ACCEPTANCE, LLC
By: /s/ Mark J. Wrend
Name: Mark J. Wrend
Its: Manager
TCF INVENTORY FINANCE, INC.
By: /s/ Mark J. Wrend
Name: Mark J. Wrend
Its: Executive Vice President

(Signature Page to Third Amendment to Credit and Security Agreement)